UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2004

                           Commission File No. 1-8726

                                    RPC, INC.
             (exact name of registrant as specified in its charter)

           Delaware                                             58-1550825
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-2140
               Registrant's telephone number, including area code


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Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 99 - Press release dated February 17, 2004.

Item 12. Results of Operations and Financial Condition.

On February 17, 2004, registrant issued a press release titled "RPC, Inc. Reports 2003 Fourth Quarter and Full Year Results," that announced the results of the fourth quarter ended December 31, 2003 and the fiscal year ended December 31, 2003. This press release included a reference to a non-GAAP financial measure known as earnings before interest, taxes, depreciation and amortization (EBITDA). Registrant used this measure because management believes that EBITDA provides useful information to investors as it represents the measure of pre-tax cash flow of Registrant, prior to debt service requirements, if any. This Form 8-K/A amends the Form 8-K previously filed with respect to the earnings press release in order to include the foregoing information, as required by Item 10 of Regulation S-K promulgated by the Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     RPC, Inc.

Date: February 24, 2004                              /s/ BEN M. PALMER
                                                     ---------------------------
                                                     Ben M. Palmer
                                                     Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer